SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12


                       CENTRAL SECURITIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       KAREN E. RILEY, SECRETARY
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:


--------------

                         CENTRAL SECURITIES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 20, 1996

    NOTICE is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at the office of the Corporation, 1209 Orange Street, Wilmington, Delaware on Wednesday, March 20, 1996 at 11 A.M., for the following purposes:

        1.  To elect a board of five directors;

        2. To act upon a proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Corporation for the ensuing year; and

        3. To act upon such other matters as may properly come before the meeting.

    The Board of Directors has fixed the close of business on January 30, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

                                                     By order of the Board of
                                                             Directors

                                                          KAREN E. RILEY
                                                             Secretary

New York, New York
February 8, 1996

    A PROXY IS ENCLOSED WITH THIS NOTICE AND PROXY STATEMENT. PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL ASSURE A QUORUM AND SAVE FURTHER SOLICITATION COSTS.

PROXY STATEMENT

                                                                FEBRUARY 8, 1996

                         CENTRAL SECURITIES CORPORATION
                                375 PARK AVENUE
                            NEW YORK, NEW YORK 10152
                            (TEL. NO. 212-688-3011)

    This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 8, 1996 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on March 20, 1996, or any adjournment thereof (the "Meeting"). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of item (2). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery or mailing of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

    The record date for stockholders entitled to vote at the Meeting is the close of business on January 30, 1996. On that date, the Corporation had outstanding 379,495 shares of Convertible Preference Stock, $2.00 Series D (the "Preference Stock"), and 13,018,509 shares of Common Stock.

    On all matters except the election of the directors of the Corporation, or as otherwise provided by law, the holders of the Corporation's Preference Stock and Common Stock, voting together as one class, shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                           AND OF EXECUTIVE OFFICERS

    The following table sets forth information as of December 31, 1995 regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of any class of stock of the
Corporation:

                                                           AMOUNT AND
      NAME AND ADDRESS                                NATURE OF BENEFICIAL     PERCENT
     OF BENEFICIAL OWNER          TITLE OF CLASS          OWNERSHIP(1)         OF CLASS
-----------------------------    -----------------    --------------------     --------
Christian A. Johnson
Endeavor Foundation(2).......    Preference Stock             249,237            65.7(3)
1060 Park Avenue                 Common Stock               4,963,828(4)         38.1(3)
New York, N.Y. 10028
Wilmot H. Kidd...............    Preference Stock              54,501(5)(6)      14.4(6)
375 Park Avenue                  Common Stock               1,606,119(5)(6)      12.3(6)
New York, N.Y. 10152
Mrs. Wilmot H. Kidd..........    Preference Stock              54,501(6)(7)      14.4(6)
1060 Park Avenue                 Common Stock               1,606,119(6)(7)      12.3(6)
New York, N.Y. 10028

------------

    (1) Except as otherwise indicated, to the Corporation's knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

    (2) Mrs. W. H. Kidd, whose husband is the President of the Corporation, is President and a Trustee of the Christian A. Johnson Endeavor Foundation (the "Foundation").

    (3) On a combined basis, the Foundation owned approximately 38.9% of the voting stock of the Corporation.

    (4) Does not include 777,619 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    (5) Includes 45,247 shares of Preference Stock and 1,109,781 shares of Common Stock owned by Mr. Kidd's wife or held in trusts for the benefit of his wife, their children, or other family members as to which Mr. Kidd had shared investment power and shared voting power, and 3,551 shares of Preference Stock and 56,625 shares of Common Stock held in trust for the benefit of his children as to which Mr. Kidd had no voting or investment power. He disclaims beneficial ownership of all such shares. Also includes 175,582 shares of Common Stock held in the estate of Mrs. Christian A. Johnson, Mr. Kidd's mother-in-law, of which Mr. Kidd's wife is executrix and a beneficiary. Mrs. Kidd had shared investment power and shared voting power with respect to such shares, and Mr. Kidd disclaims beneficial ownership of such shares as well. Does not include 170,040 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    (6) An aggregate of 54,501 shares of Preference Stock and 1,606,119 shares of Common Stock were included in the shares beneficially owned by each of Mr. Kidd and Mrs. Kidd. On a combined basis, Mr. and Mrs. Kidd together owned approximately 12.4% of the voting stock of the Corporation.

    (7) Includes 19,263 shares of Preference Stock and 608,045 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mrs. Kidd had shared investment power and shared voting power and 175,582 shares of Common Stock held in the estate of Mrs. Christian

A. Johnson, Mrs. Kidd's mother, of which Mrs. Kidd is executrix and a beneficiary and as to which Mrs. Kidd had shared investment power and shared voting power. Also includes 18,882 shares of Preference Stock and 170,388 shares of Common Stock held in trusts for the benefit of Mrs. Kidd's children or other family members as to which Mrs. Kidd had shared investment power and shared voting power and 16,356 shares of Preference Stock and 652,104 shares of Common Stock owned by Mr. Kidd or held in trusts for the benefit of their children as to which Mrs. Kidd had no voting or investment power. Mrs. Kidd disclaims beneficial ownership of all shares described in the preceding sentence. Does not include 170,040 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    The following table sets forth information as of December 31, 1995 regarding the share ownership of each nominee for election to the Board of Directors of the Corporation, and of all directors and officers as a group:

                                                         AMOUNT AND
                                                    NATURE OF BENEFICIAL       PERCENT
          NOMINEE               TITLE OF CLASS          OWNERSHIP(1)         OF CLASS(2)
---------------------------    -----------------    --------------------     -----------

Donald G. Calder...........    Preference Stock                 612(3)
                               Common Stock                   9,814(3)

Jay R. Inglis..............    Preference Stock                  14
                               Common Stock                     834(4)

Dudley D. Johnson..........    Common Stock                  28,838(5)

Wilmot H. Kidd.............    Preference Stock              54,501(6)           14.4
                               Common Stock               1,606,119(6)           12.3

C. Carter Walker, Jr.......    Common Stock                 131,303(7)            1.0

All directors and officers
  as a group...............    Preference Stock              55,127              14.5
                               Common Stock               1,776,908(8)           13.6

------------

    (1) Except as otherwise indicated, to the Corporation's knowledge each director and each officer had sole investment power and sole voting power with respect to the shares shown.

    (2) As calculated on the basis of 379,534 shares of Preference Stock and 13,018,389 shares of Common Stock outstanding on December 31, 1995, Messrs. Calder and Inglis each owned less than 1% of the outstanding Preference Stock and Common Stock and Mr. Johnson owned less than 1% of the outstanding Common Stock.

    (3) Includes 606 shares of Preference Stock and 1,981 shares of Common Stock owned by Mr. Calder's wife or held for the benefit of their children. He disclaims beneficial ownership of such shares. Does not include 1,908 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

    (4) Does not include 43 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    (5) Includes 11,323 shares of Common Stock held in the Young & Franklin Inc. Retirement Income Trust of which Mr. Johnson is trustee. He disclaims beneficial ownership of such shares.

    (6) Includes 45,247 shares of Preference Stock and 1,109,781 shares of Common Stock owned by Mr. Kidd's wife or held in trusts for the benefit of his wife, their children, or other family members as to which Mr. Kidd had shared investment power and shared voting power, and 3,551 shares of Preference Stock and 56,625 shares of Common Stock held in trust for the benefit of his children as to which Mr. Kidd had no voting or investment power. He disclaims beneficial ownership of all such shares. Also includes 175,582 shares of Common Stock held in the estate of Mrs. Christian A. Johnson, Mr. Kidd's mother-in-law, of which Mr. Kidd's wife is executrix and a beneficiary. Mrs. Kidd had shared investment power and shared voting power with respect to such shares, and Mr. Kidd disclaims beneficial ownership of such shares as well. Does not include 170,040 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    (7) Includes 55,323 shares owned by Mr. Walker's wife or held in trusts for the benefit of their children as to which Mr. Walker had shared investment power and shared voting power, and 25,925 shares held in trust for the benefit of his children as to which Mr. Walker had no voting or investment power. He disclaims beneficial ownership of all such shares.

    (8) Does not include 171,991 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    The share ownership of Wilmot H. Kidd, President of the Corporation, is given above. No other executive officer of the Corporation owns, beneficially or otherwise, any shares of stock of the Corporation.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Preference Stock and Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

    To the Corporation's knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that upon becoming the beneficial owner of greater than ten percent of the Preference Stock in connection with her appointment as trustee of various family trusts pursuant to the terms of the will of Mrs. Christian A. Johnson, Mrs. W. H. Kidd and two trusts of which she is trustee each did not file within the prescribed time with the SEC a Form 3,

Initial Statement of Beneficial Ownership of Securities, which Forms have since been filed. There were no transactions involving securities of the Corporation by Mrs. Kidd that were not reported on a timely basis, no other required Form which was not timely filed and no failure to file a required Form.

                               VOTING PROCEDURES

    The election of directors by the holders of Preference Stock and the election of directors by the holders of Common Stock each requires the affirmative vote of a majority of the shares of each such class of stock, taken separately, present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Preference Stock or Common Stock represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as director by such class will be counted for the purpose of determining the number of shares of such class present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such election. The ratification of the selection of independent auditors of the Corporation requires the affirmative vote of a majority of the shares of Common Stock and Preference Stock, voting together as one class, present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Preference Stock or Common Stock represented by proxies which are marked "abstain" with respect to any matter to be voted upon will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

                             ELECTION OF DIRECTORS

    The Board of Directors recommends the election of five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

    The holders of Preference Stock, voting as a class, are entitled exclusively to elect two directors of the Corporation and are not entitled to participate in the election of the remaining directors. Duly authorized proxies for Preference Stock will be voted for the election of Mr. Donald G. Calder and Mr. Jay R. Inglis.

    The holders of Common Stock, voting as a class, are entitled exclusively to elect all directors of the Corporation other than those elected by the holders of Preference Stock. Duly authorized proxies for Common Stock will be voted for the election of Mr. Dudley D. Johnson, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr.

    The following table indicates the age, principal occupations during the last five years and positions (if any) with the Corporation, and the year each nominee was first elected to the Board of Directors:

                                              PRINCIPAL OCCUPATIONS             DIRECTOR OF
                                                (LAST FIVE YEARS)               CORPORATION
                                              AND POSITION (IF ANY)             CONTINUOUSLY
          NOMINEE             AGE             WITH THE CORPORATION                 SINCE
          -------             ---             ---------------------                -----
Donald G. Calder...........   58    Partner, G. L. Ohrstrom & Co. (private          1982
                                      investment firm); Director of
                                      Brown-Forman Corporation, Carlisle
                                      Companies Incorporated and Harrow
                                      Industries, Inc., and Director and Vice
                                      President of Roper Industries, Inc.
                                      (manufacturing companies); officer and
                                      director of various non-public
                                      corporations
Jay R. Inglis..............   61    Executive Vice President, Holt                  1973
                                    Corporation (insurance holding company)
Dudley D. Johnson..........   56    President, Young & Franklin Inc. (private       1984
                                      manufacturing company)
Wilmot H. Kidd*............   54    Investment and research--President,             1972
                                    Central Securities Corporation; Director
                                      of Winthrop Opportunity Funds
                                      (investment company)
C. Carter Walker, Jr.......   61    Private Investor; Vice President, Central       1974
                                      Securities Corporation until 1991

------------

* Mr. Kidd is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

    The Board of Directors had ten regular meetings in 1995. The Board of Directors has an Audit Committee, consisting of Messrs. Calder, Inglis, Johnson and Walker, but it does not have a Compensation Committee or a Nominating Committee. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committee on which they served.

    The Audit Committee recommends to the Board of Directors the firm of independent auditors who are to be engaged to audit the books of account and other corporate records of the Corporation, reviews with the independent auditors the scope of their examination with particular emphasis on the areas to which either the Audit Committee or the independent auditors believe special attention should be directed, reviews the recommendations of the independent auditors regarding internal controls and other matters, and reports from time to time to the Board of Directors with respect to the internal control and accounting practices of the Corporation. The Audit Committee also reviews and considers the nature and scope of audit and non-audit fees of the independent auditors. The Audit Committee met three times in 1995.

                     EXECUTIVE OFFICERS OF THE CORPORATION

    The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Mr. Charles N. Edgerton, Vice President and Treasurer, and Ms. Karen E. Riley, Secretary. Information concerning Mr. Kidd is given above under "Election of Directors." Mr. Edgerton, 51, was elected Vice President in 1989 and has been Treasurer since 1985. Ms. Riley, 45, has been Secretary since 1986. Executive officers serve as such until the election of their successors.

                                  COMPENSATION

    The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 1995 for services in all capacities:

                                                                              PENSION OR
                                                                              RETIREMENT
                                                                           BENEFITS ACCRUED
                    NAME OF PERSON,                        AGGREGATE          AS PART OF
                       POSITION                           COMPENSATION       EXPENSES(1)
                       --------                           ------------       -----------
Donald G. Calder
  Director.............................................     $ 12,250
Jay R. Inglis
  Director.............................................       12,250
Dudley D. Johnson
  Director.............................................       11,250
C. Carter Walker, Jr.
  Director.............................................       12,250
Wilmot H. Kidd
  President and Director(2)............................      446,522           $ 22,500
Charles N. Edgerton
  Vice President and Treasurer.........................      145,370(3)          21,805
Karen E. Riley
  Secretary............................................       94,198(3)          14,130

------------

    (1) Represents contributions to the Corporation's Profit Sharing Plan.

    (2) All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.

    (3) Includes compensation of $54,000 and $34,800 accrued in 1995 for Mr. Edgerton and Ms. Riley, respectively, deferred until January, 1996.

    Each director who is not an officer is paid $1,000 for each Board of Directors meeting attended. Each member of the Audit Committee is paid $750 for each Audit Committee meeting attended.

PROFIT SHARING PLAN

    Generally, all salaried employees of the Corporation are eligible to participate in the Profit Sharing Plan. The Plan provides for contributions by the Corporation from its profits of up to 15% of an employee's compensation. The vested contributions credited to an employee's account are payable at normal (age 65), early, or disability retirement, death or other termination of employment, and may be paid in various forms, including a lump sum cash payment or a monthly annuity. The officers referred to above are fully vested in all contributions to the Plan.

    Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more regulated investment companies from a selection provided from time to time by the Plan Administrator. Such regulated investment companies include, among others, U.S. Treasury funds; short-term, global government and international bond funds; and general and specialized stock funds.

                BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

    During the year ended December 31, 1995, the Corporation paid $134,797 in brokerage commissions on portfolio transactions to various brokerage firms. All of the commissions paid in 1995 were paid to brokers providing investment research and services. No commissions were paid to any affiliated broker.

                               PORTFOLIO TURNOVER

    The ratio of the lesser of the value of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities (in all cases, exclusive of United States government securities, short-term securities, and certificates of deposit) for the years 1993 through 1995 was as follows:


1993     1994     1995
----     ----     ----
15%       12%      8%

                      RATIFICATION OF INDEPENDENT AUDITORS

    Stockholders are invited to vote to ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Corporation for the year 1996. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

    At a meeting held January 26, 1996, a majority of the directors who were not "interested persons" (as defined under the Investment Company Act of 1940) selected KPMG Peat Marwick LLP to act as auditors for the Corporation during 1996. A representative of KPMG Peat Marwick LLP is not expected to be present at the Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS SELECTION.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

                           1997 STOCKHOLDER PROPOSALS

    Any stockholder proposals for the 1997 Annual Meeting of Stockholders must be received by the Corporation at its office at New York, N.Y. prior to October 11, 1996.

                                 MISCELLANEOUS

    The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

    A copy of the Annual Report including financial statements for the year ended December 31, 1995 is enclosed.

    Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

                     CENTRAL SECURITIES CORPORATION

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             THE COMPANY FOR ANNUAL MEETING MARCH 20, 1996



P  R  O  X  Y


The undersigned hereby appoints MICHAEL J. BARBERA, WILMOT H. KIDD and
KAREN E. RILEY, and each of them, as attorneys with power of substitution, to represent the undersigned at the annual meeting of stockholders of Central Securities Corporation to be held at the office of the Corporation, 1209 Orange Street, Wilmington, Delaware on March 20, 1996, at 11:00 o'clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

          Election of Directors:

              Nominees to be elected by Preference Stock:
                Donald G. Calder and Jay R. Inglis

              Nominees to be elected by Common Stock:
                Dudley D. Johnson, Wilmot H. Kidd
                and C. Carter Walker, Jr.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                 ENVELOPE.

                        (CONTINUED ON REVERSE SIDE)

   PLEASE MARK YOUR
X  VOTES AS IN THIS
   EXAMPLE.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

                          FOR                    WITHHELD
1. ELECTION OF
   DIRECTORS             /   /                    /   /
   (see reverse)

For, except vote withheld for the following nominee(s):



--------------------------------------------------------




                          FOR                    AGAINST             ABSTAIN
2. APPROVAL OF KPMG
   PEAT MARWICK LLP
   as independent        /   /                    /   /               /   /
   auditors for 1996.




3. In their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.






                           THIS PROXY MUST BE SIGNED
                        EXACTLY AS NAME APPEARS HEREON

Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation. please sign full corporate name by duly authorized officer.













------------------------------------------------------------------------





                                                                   1996
------------------------------------------------------------------------
  SIGNATURE(S)                                               DATE